UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2004

CENTERPOINT PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12630	36-3910279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1808 Swift Road, Oak Brook, Illinois  60523

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (630) 586-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 27, 2004, CenterPoint announced the approval of a management transition and four executive promotions, which will go into effect on January 1, 2005.

(b)  Under the management transition plan, John S. Gates, Jr., CenterPoint’s Co-Chairman and Chief Executive Officer, will relinquish the title of Chief Executive Officer and will transition to the role of an active Co-Chairman of the Board of Trustees focusing on strategic, capital allocation and industry matters.

(c)

Under the management transition plan, the following four executive promotions will occur.

Michael M. Mullen, CenterPoint’s current President and Chief Operating Officer, will become Chief Executive Officer.  Mr. Mullen, age 50, has been CenterPoint’s President and Chief Operating Officer since December 2001 and a member of our Board of Trustees since 1999.  He was CenterPoint’s Chief Operating Officer and Vice President from July 1997 to December 2001, and from August 1993 to July 1997 Mr. Mullen served as CenterPoint’s Executive Vice President - Marketing and Acquisitions and Chief Investment and Development Officer.  Mr. Mullen is the son-in-law of Robert L. Stovall, a member of our Board of Trustees.

Paul S. Fisher, who joined the Company in 1991 as Chief Financial Officer, will take on the additional role of President.  Mr. Fisher, age 48, has been an Executive Vice President of CenterPoint since August 1993, Chief Financial Officer and General Counsel of CenterPoint since 1991, and President and Chief Executive Officer of all of CenterPoint’s affiliates since 2001.  Mr. Fisher also has served as a member of our Board of Trustees since 1999.

Paul T. Ahern, CenterPoint’s current Chief Investment Officer, will assume the title of Executive Vice President and Chief Operating Officer.  Mr. Ahern, age 44, has been CenterPoint’s Executive Vice President, Chief Investment Officer and Director of Portfolio Operations since June 1994.

James N. Clewlow, CenterPoint’s current Senior Vice President of Investments, will be named Executive Vice President and Chief Investment Officer.  Mr. Clewlow, age 41, joined CenterPoint in 1997 and oversees investment activity for CenterPoint.  Additionally, he manages CenterPoint Venture, LLC, a joint venture between CenterPoint and CalEast Industrial Investors, LLC (a real estate operating company owned by The State of California Public Employees’ Retirement System and LaSalle Investment Management, Inc.).

Descriptions of the employment agreements of Mr. Mullen, Mr. Fisher and Mr. Ahern are found in CenterPoint’s proxy statement filed on April 13, 2004 and are incorporated herein by reference.  Mr. Clewlow does not yet have an employment agreement with CenterPoint.

The press release announcing the executive transition and promotions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.	Description

99.1	Press release of the Company dated September 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTERPOINT PROPERTIES TRUST a Maryland business trust

Dated:	September 28, 2004	By:	/s/ Paul S. Fisher
Paul S. Fisher
Executive Vice-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated September 27, 2004.